PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         FILED BY THE REGISTRANT            |X|
         FILED BY A PARTY OTHER THAN THE REGISTRANT              |_|

         Check the appropriate box:
         |X|      Preliminary Proxy Statement*

         |_|      Definitive Proxy Statement

         |_|      Definitive Additional Materials

         |_|      Soliciting Material Pursuant to ss.240.14a-11(c)
                     or ss.240.14a-12

         |_|      Confidential, for Use of the Commission Only
                    (as permitted by Rule 14a-6(e)(2))


                               VIDEO UPDATE, INC.
                (Name of Registrant as Specified in Its Charter)

                 -----------------------------------------------
                    Name of Person(s) Filing Proxy Statement

               Payment of Filing Fee (Check the appropriate box):

     |X|     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),or 14a-6(j)
               (2).

     |_|     $500  per  each  party  to the controversy pursuant to Exchange Act
               Rule 14a-6(i)(3).

     |_|     Fee computed on table below per  Exchange Act Rules 14a-6(i)(4) and
               0-11.

(1)      Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

         -----------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

         -----------------------------------------------------------------------
(2)      Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
(3)      Filing Party:

         -----------------------------------------------------------------------
(4)      Date Filed:

         -----------------------------------------------------------------------
* Definitive copies of the attached Proxy Statement and Form of Proxy are intended to be released to security holders on November 13, 1996.







                               VIDEO UPDATE, INC.
                             3100 World Trade Center
                             30 East Seventh Street
                            St. Paul, Minnesota 55101
                                 (612) 222-0006


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


TO THE STOCKHOLDERS OF VIDEO UPDATE, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of VIDEO UPDATE, INC. (the "Company"), a Delaware corporation, will be held on Tuesday, December 17, 1996, at 10:00 a.m. at the Company's headquarters located at 3100 World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101 for the following purposes:

         1.       To elect six (6) members of the Board of Directors;

         2. To ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending April 30, 1997;

         3. To approve the proposed amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Class A Common Stock from 50,000,000 shares to 60,000,000 shares;

         4. To approve and adopt the Company's 1996 Stock Option Plan (the "1996 Plan"), under which 820,000 shares have been reserved for issuance; and

         5. To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on November 12, 1996, as the record date for the determination of stockholders entitled to notice of and vote at the meeting and any adjournment or adjournments thereof.

         We hope that all stockholders will be able to attend the meeting in person. In order to assure that a quorum is present at the meeting, please sign, date and promptly return the enclosed proxy whether or not you expect to attend the meeting. A postage-prepaid envelope, addressed to American Stock Transfer & Trust Company, the Company's transfer agent and registrar, has been enclosed for your convenience. If you attend the meeting, your proxy will, at your request, be returned to you and you may vote your shares in person.

                                       By Order of the Board of Directors

                                       Daniel C. Howard
                                       Secretary

St. Paul, Minnesota
November 13, 1996






                               VIDEO UPDATE, INC.
                             3100 World Trade Center
                             30 East Seventh Street
                            St. Paul, Minnesota 55101

                              -------------------

                                 PROXY STATEMENT

                              -------------------

                                November 13, 1996

         The enclosed proxy is solicited by the Board of Directors of VIDEO UPDATE, INC. (the "Company"), a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Tuesday, December 17, 1996 at 10:00 a.m. at the Company's headquarters located at 3100 World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101 and at any adjournment or adjournments thereof.

         Stockholders of record at the close of business on November 12, 1996, will be entitled to vote at the meeting or any adjournment or adjournments thereof. On that date, _____ shares of Class A Common Stock, $.01 par value per share ("Class A Common Stock") and 2,000,000 shares of Class B Common Stock, $.01 par value per share ("Class B Common Stock") (collectively, the Class A Common Stock and the Class B Common Stock may be referred to as the "Common Stock" herein) were issued and outstanding and entitled to vote at the meeting. The Class A Common Stock and the Class B Common Stock are essentially identical, except that the Class B Common Stock has five votes per share and the Class A Common Stock has one vote per share on all matters upon which stockholders may vote. The Company has no other voting securities.

         The presence of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the meeting, either in person or represented by a properly executed proxy, is necessary to constitute a quorum for the transaction of business at the meeting.

         The election of Directors, adoption of the 1996 Plan and ratification of the selection of independent auditors will be determined by a plurality of the votes cast. The proposed amendment to the Restated Certificate of Incorporation authorizing an increase in the number of outstanding shares of Class A Common Stock to be voted upon by the stockholders of the Company requires the votes of two-thirds of the Common Stock, voting together as a single class, and represented at the meeting for passage. Abstentions and broker non-votes (which result when a broker holding shares for a beneficial holder has not received timely voting instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters) are counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulation of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.







         The Directors, nominated Directors and officers of the Company as a group own or may be deemed to control ______% of the outstanding shares of Class A Common Stock, and one hundred percent (100%) of the outstanding shares of Class B Common Stock. Accordingly, such persons control approximately _________ percent (__%) of the votes on all matters upon which stockholders may vote. Each of the Directors and officers has indicated his intent to vote all shares of Common Stock owned or controlled by him in favor of each item set forth herein.

         Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. The proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the meeting, or by giving to the Secretary a duly executed proxy bearing a later date than the proxy being revoked at any time before such proxy is voted, or by appearing at the meeting and voting in person. The shares represented by all properly executed proxies received in time for the meeting will be voted as specified therein. In the absence of other instructions set forth on a proxy, shares will be voted in favor of the election of Directors of those persons named in this Proxy Statement and in favor of all other items set forth herein.

         The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may be taken, such shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the person named in the proxies. The Board of Directors knows of no matter to be acted upon at the meeting that would give rise to appraisal rights for dissenting security holders.

         An annual report containing financial statements for the fiscal year ended April 30, 1996 ("fiscal 1996") is being mailed herewith to all stockholders entitled to vote at the meeting. This Proxy Statement and the accompanying proxy were first mailed to stockholders on or about November 13, 1996.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         Each Director of the Company is elected for a period of one year at the Company's Annual Meeting of Stockholders and serves until his or her successor is duly elected by the stockholders. Vacancies and newly created Directorships resulting from any increase in the number of authorized Directors may be filled by a majority vote of Directors then remaining in office. Officers are elected by and serve at the discretion of the Board of Directors, subject to their employment agreements.

         Shares represented by all proxies received by the Board of Directors and not so marked so as to withhold authority to vote for an individual Director, or for all Directors, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number.

         The following table sets forth the year each nominee Director was elected a Director and the age, positions and offices currently held by each
Director:

                                              Year Nominee
                                              First Became
Name                                Age          Director              Position
----                                ---          --------              --------

Daniel A. Potter                    38           1983                  Chairman and Chief Executive Officer

John M. Bedard                      38           1983                  President and Director

Daniel C. Howard                    35           1994                  Chief Operations Officer and Director

Robert E. Yager                     32           1994                  Vice President of Store Operations and
                                                                       Director

Jana Webster Vaughn                 33           1994                  Director

Paul M. Kelnberger                  53           1994                  Director


BACKGROUND

         The following is a brief summary of the background of each nominee Director, executive officer, and significant employee of the Company:

         DANIEL A. POTTER, CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER. Mr. Potter co-founded the Company in 1983 and has served as the Company's Chairman and Chief Executive Officer since its inception. Mr. Potter devised, initiated, and structured the franchising strategy implemented by the Company and is primarily responsible for the Company's financial and strategic planning. Mr. Potter is the brother-in-law of Robert E. Yager, a Vice-President of Store Operations and Director of the Company. Mr. Potter holds a B.A. degree from the University of Minnesota and a J.D. degree from William Mitchell College of Law.

         JOHN M. BEDARD, PRESIDENT AND DIRECTOR. Mr. Bedard co-founded the Company in 1983 with Mr. Potter and has served as the Company's President and as a Director since its inception. Mr. Bedard, together with Mr. Potter, devised and implemented the Company's real estate development program and operations. Mr. Bedard is the brother of Richard Bedard, an Executive Vice President of the Company.

         DANIEL C. HOWARD, CHIEF OPERATIONS OFFICER AND DIRECTOR. Mr. Howard has served as the Company's Chief Operations Officer since 1990, has coordinated the Company's operations since 1983, and has served as a Director since August 1994. He holds a B.S. degree from the University of Minnesota School of Management. Mr. Howard is a member of the audit and executive compensation committees.

         CHRISTOPHER J. GONDECK, CHIEF FINANCIAL OFFICER. Mr. Gondeck has served as the Company's Chief Financial Officer since January 1995. From May 1994 to September 1994, Mr. Gondeck was a financial consultant to Corning-Donahue, Inc. and Fire Brick Supply, privately held brick and tile businesses. From 1992 to March 1994, Mr. Gondeck served as Senior Vice President and Chief Financial Officer for Premier Salons International, Inc. ("Premier"), a privately held company based in Toronto, Ontario. Prior to December 1993, Premier was known as MEI Salon Corp., a wholly owned subsidiary of MEI Diversified, Inc. ("MEI Diversified"), which operated over 1,000 hair care salon locations throughout the United States and Canada. While Mr. Gondeck was Chief Financial Officer of MEI Salon, in February 1993, MEI Salon and MEI Diversified filed for bankruptcy protection under federal law. Prior to 1992, Mr. Gondeck served in various financial and management capacities for MEI Diversified. Mr. Gondeck also has served as a staff accountant with Ernst & Young LLP. Mr. Gondeck holds a B.S. degree from St. Cloud State University in St. Cloud, Minnesota and is a certified public accountant.

         RICHARD BEDARD, EXECUTIVE VICE PRESIDENT. Mr. Bedard has served as an Executive Vice President of the Company since September 1995. From 1986 to 1995, he served as the Company's Vice President of Franchise Development. Mr. Bedard is the brother of John M. Bedard, the Company's President and a Director.

         BRUCE D. CARLSON, VICE PRESIDENT OF REAL ESTATE. Mr. Carlson has served as the Company's Vice President of Real Estate Operations since 1990. From 1984 to 1990, Mr. Carlson held the positions of Director of Advertising and Regional Corporate Store Manager.

         MICHAEL G. SCHIFSKY, VICE PRESIDENT OF STORE DEVELOPMENT. Mr. Schifsky has served as Vice President of Store Development since rejoining the Company in 1990. Mr. Schifsky has also served as a District Manager of the Company from 1984 to 1988. From 1988 to 1990, he was the principal stockholder of Bankshot Investments, Inc., a privately held company engaged in the development of billiard facilities.

         ROBERT E. YAGER, VICE PRESIDENT OF STORE OPERATIONS AND DIRECTOR. Mr. Yager has served as a Vice President of Store Operations since November 1995 and as a Director since August 1994. From September 1994 to November 1995, Mr. Yager served as a Regional Manager of the Company. Prior to that time, since 1989, Mr. Yager owned and operated two franchised Video Update superstores in the Twin Cities area, until such store operations were purchased by the Company in September 1994. From 1984 to 1989, Mr. Yager was a computer programmer for a division of NCR Corporation. Mr. Yager holds an Associate's degree from Northwestern Electronic Institute in

Minneapolis, Minnesota. Mr. Yager is the brother-in-law of Daniel A. Potter, the Company's Chairman and Chief Executive Officer. See "Certain Transactions."

         PAUL M. KELNBERGER, DIRECTOR. Mr. Kelnberger has served as a Director since August 1994. Mr. Kelnberger has been a member of Johnson, West & Co., PLC ("Johnson, West & Co."), a certified public accounting firm with its principal offices in St. Paul, Minnesota, since 1975. In addition, since November 1995 Mr. Kelnberger has served as a Director of Leuthold Funds, a publicly held mutual fund. Johnson, West & Co. performed auditing services for the Company prior to the fiscal year ended April 30, 1993. Since that time, Johnson West & Co. has provided and continues to provide to the Company accounting services in connection with the Company's acquisitions and for tax return preparation services. Mr. Kelnberger has significant franchise and retail company accounting experience. Mr. Kelnberger is a certified public accountant and holds a Certificate of Accounting from the Academy of Accountancy in Minneapolis, Minnesota. He chairs the Board's audit committee and is a member of the executive compensation committee. See "Certain Transactions."

         JANA WEBSTER VAUGHN, DIRECTOR. Ms. Vaughn has served as a Director since August 1994. Ms. Vaughn has been the Director of Marketing and Development of Adoptive Families of America, a non-profit, national education, legislation and advocacy organization, since June 1995. From May 1992 to July 1995, Ms. Vaughn was the Executive Director of the Greater Anoka County, Minnesota Humane Society. From 1989 to 1992, she served as Special Projects Manager for KARE 11 Television, a network television station in Minneapolis, Minnesota. Ms. Vaughn holds a B.A. degree from the University of Minnesota. Ms. Vaughn is a member of the audit and executive compensation committees.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) ("Section 16(a)") of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires executive officers and Directors, and persons who beneficially own more than ten percent (10%) of the Company's Common Stock, to file initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 with the Securities and Exchange Commission (the "SEC") and any national securities exchange on which the Company's securities are registered. Executive officers, Directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and Directors that no other reports were required, the Company believes that during fiscal 1996, its executive officers, Directors and greater than ten percent (10%) beneficial owners complied with all applicable Section 16(a) filing requirements.

COMMITTEES OF THE BOARD - BOARD MEETINGS

         The Board of Directors established an Audit Committee and an Executive Compensation Committee in August 1994. Members of the Audit Committee are Daniel
C. Howard, the Company's Chief Operations Officer,  Jana Webster Vaughn and Paul
M. Kelnberger. The purpose of the Audit Committee is to (i) review the Company's financial results and recommend the selection of the Company's independent auditors; (ii) review the effectiveness of the Company's accounting policies and practices, financial report and internal controls; and (iii) review the scope of independent audit coverages, the fees charged by the independent auditors, any transactions which may involve a potential conflict of interest, and internal control systems. The Audit Committee met once during fiscal 1996.

         The Executive Compensation Committee consists of Messrs. Howard and Kelnberger and Ms. Vaughn. The Executive Compensation Committee has
responsibilities that include, but are not limited to, the following: (i) reviewing the Company's executive compensation policy to ensure that the policy appropriately rewards the Company's Chief Executive Officer and President for their contributions; (ii) establishing the total compensation, annual bonus, and salary range for the Company's Chief Executive Officer and President, and appraising the performance of each. During fiscal 1996, Mr. Kelnberger and Ms. Vaughn were responsible for administering the Company's 1994 Stock Option Plan (the "1994 Plan"), and 1995 Stock Option Plan (the "1995 Plan") (the 1994 Plan, and 1995 Plan together with the 1996 Plan are often collectively referred to herein as the "Stock Option Plans" or the "Plans"), including the timing, pricing, and amount of option grant awards under such plans. The Executive Compensation Committee met once during fiscal 1996. The full Board will administer the Plans and the 1994 Formula Stock Option Plan (the "Formula Plan") for fiscal year 1997.

         The Board of Directors also established, in August 1994, an Executive Committee consisting of Messrs. Potter and John Bedard. The Executive Committee has and exercises all the powers and authority of the Board of Directors in the management and affairs of the Company, including, without limitation, the power to issue stock and declare dividends, all as set forth in Section 141 of Delaware General Corporation Law, as amended. The Executive Committee did not formally meet during fiscal 1996. All corporate actions required to be voted on by the Executive Committee were undertaken by written consents.

         The Company does not have a standing nominating committee or a committee performing similar functions.

         The Board of Directors met twice during fiscal 1996. All of the Company's Directors attended all of the meetings of the Board of Directors and the committees on which they served in fiscal 1996 during the period for which they were Directors.

         With the exceptions of Daniel Potter and Robert Yager, who are brothers-in-law, and John and Richard Bedard, who are brothers, no Director or executive officer is related to any other Director or executive officer by blood or marriage.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following tables sets forth, as of November 13, 1996, the number and percentage of shares of Class A Common Stock and Class B Common Stock beneficially owned by (i) all persons known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Class A Common Stock or Class B Common Stock, (ii) each named executive officer and Director, and (iii) all Directors and executive officers of the Company as a group.

Name and Address of                                           Number of Shares                   Percentage
  Beneficial Owner(1)                                         Beneficially Owned(2)(3)           of Class
  -------------------                                         ------------------------           --------
Daniel A. Potter, Chief Executive
   Officer and Director(3)(4)......................                    1,356,759                      %

John M. Bedard, President and
   Director(3)(5)..................................                    1,028,117                      %

Daniel C. Howard, Chief Operating
   Officer and Director(3)(6)......................                       69,499                      %

Christopher J. Gondeck, Chief Financial
   Officer(7)......................................                       41,000                      %

Richard Bedard, Executive Vice
   President(8)....................................                       20,000                      %

Bruce D. Carlson, Vice President of
   Real Estate (9).................................                       34,375                      %

Michael G. Schifsky, Vice President of
   Store Development(10)...........................                       34,200                      %

Robert E. Yager, Vice President of Store
   Operations and Director(11).....................                       85,250                      %

Paul M. Kelnberger, Director(12)...................                        2,250                      %

Jana Webster Vaughn, Director(12)..................                        2,250                      %

All Directors and executive
   officers as a group (10 persons)

                                       -7-





   (4)(5)(6)(7)(8)(9)(10)(11)(12)..................                    2,673,700                      %
----------------------------------
*Less than one percent (1%) of the outstanding common stock.

(1) The address of Messrs. Potter, John Bedard, Howard, Gondeck, Richard Bedard, Carlson, Schifsky, Yager and Kelnberger and Ms. Vaughn is c/o Video Update, Inc., 3100 World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101.

(2) Shares of common stock which an individual or group has a right to acquire within sixty (60) days upon the exercise of options or warrants are deemed outstanding for the purposes of computing the percentage of shares beneficially owned by such individual or group. Such shares are not deemed to be outstanding for the purpose of computing the percentage of shares of beneficially owned by any other person shown in the table. In addition, certain options granted herein pursuant to the 1996 Plan are subject to stockholder approval of the 1996 Plan.

(3) Approximately sixty-five (65%) of the shares of Class B Common Stock beneficially owned by Messrs. Potter, Bedard and Howard or 706,394, 570,776 and 22,830 shares of Class B Common Stock, respectively (1,300,000 shares of Class B Common Stock in the aggregate), are being held in escrow pursuant to the terms of an Escrow Agreement entered into during the Company's initial public offering. So long as such shares are in escrow, the beneficial owner may vote but not dispose of such shares.

(4) Excludes an aggregate of 300,000 shares of Class A Common Stock issuable upon the exercise of various stock options that have not yet vested. Includes an aggregate of 39,515 shares of Class B Common Stock held in custodial accounts for Mr. Potter's children. Does not include 26,250 shares of Class A Common Stock owned by Mr. Potter's father, in which Mr. Potter disclaims beneficial ownership.

(5) Excludes an aggregate of 165,000 shares of Class A Common Stock issuable upon the exercise of various stock options that have not yet vested. Includes 39,515 shares of Class B Common Stock held by Mr. Bedard's mother, but subject to a voting trust of which Mr.
         Bedard is the voting trustee.

(6) Includes an aggregate of 34,375 shares of Class A Common Stock issuable upon the exercise of various stock options. Excludes an aggregate of 59,125 shares of Class A Common Stock issuable upon the exercise of various stock options that have not yet vested.

(7) Includes an aggregate of 37,000 shares of Class A Common Stock issuable upon the exercise of various stock options. Excludes an aggregate of 94,500 shares of Class A Common Stock issuable upon the exercise of various stock options that have not yet vested.

(8) Includes an aggregate of 20,000 shares of Class A Common Stock issuable upon the exercise of various stock options that have vested. Excludes an aggregate of 70,000 shares of Class A Common Stock issuable upon the exercise of stock options that have not vested.

                                       -8-






(9) Includes an aggregate of 34,375 shares of Class A Common Stock issuable upon the exercise of various stock options that have vested. Excludes an aggregate of 59,125 shares of Class A Common Stock issuable upon the exercise of stock options that have not vested.

(10) Includes an aggregate of 34,200 shares of Class A Common Stock issuable upon the exercise of various stock options that have vested. Excludes an aggregate of 58,800 shares of Class A Common Stock issuable upon the exercise of stock options that have not vested.

(11) Includes an aggregate of 6,500 shares of Class A Common Stock issuable upon the exercise of various stock options that have vested. Excludes an aggregate of 7,000 shares of Class A Common Stock issuable upon the exercise of stock options that have not vested.

(12) Includes an aggregate of 2,250 shares of Class A Common Stock issuable upon the exercise of stock options that have vested. Excludes 750 shares of Class A Common Stock that have not vested.


                     COMPENSATION OF OFFICERS AND DIRECTORS

EXECUTIVE OFFICERS' COMPENSATION

         The following table sets forth the compensation paid to the Company's officers with respect to services rendered to the Company during the fiscal years ended April 30, 1996, 1995 and 1994. No other executive officer's total salary and bonus exceeded $100,000 during the fiscal year ended April 30, 1996.

                                            SUMMARY COMPENSATION TABLE

                                                                                 Long Term
                                                                               Compensation
                                                   Annual Compensation            Awards
                                                                                Securities
                                                            Other Annual        Underlying           All Other
                                      Salary (1)   Bonus  Compensation (2)    Options/SARs(3)    Compensation (4)
Name and Principal Position    Year      ($)        ($)          ($)                (#)                 ($)
           (a)                 (c)       (b)        (d)          (e)                (g)                 (i)
----------------------------------------------------------------------------------------------------------------------
Daniel A. Potter.............  1996   $248,002      $0        $894,357            270,000             $21,122
   Chairman of the Board       1995   $216,671      $0        $      0                  0             $     0
   and Chief Executive Officer 1994   $288,520      $0        $      0                  0             $     0

John M. Bedard...............  1996   $158,755      $0        $496,875            150,000             $18,081
   President and Director      1995   $125,000      $0        $      0                  0             $19,200
                               1994   $ 43,906      $0        $      0                  0             $19,200

Christopher J. Gondeck(5)....  1996   $114,548      $0        $      0             45,000             $ 2,854

                                       -9-





Chief Financial Officer.....   1995   $ 34,000      $0        $      0             30,000             $     0

-----------------
(1)    Amounts shown indicate cash compensation earned and received by executive officers;  no amounts  were earned but  deferred at the election of those officers.  Executive  officers  participate in the Company's group health insurance plan.

(2) Amounts shown reflect the difference between the aggregate exercise price of the options exercised by Messrs. Potter and Bedard during the period, and the aggregate fair market value of the shares of Class A Common Stock issued to Messrs. Potter and Bedard upon such exercises, as of the date of issuance.

(3) Amounts shown reflect grants of options to purchase Class A Common Stock pursuant to the Company's Stock Option Plans. During fiscal years 1994 through 1996, the Company made no awards of restricted stock and did not have a long-term incentive plan.

(4)    Amounts shown reflect payment for automobile expenses and insurance.

(5)    Mr. Gondeck has been employed by the Company since January 2, 1995.


                      OPTION/SAR GRANTS IN FISCAL YEAR 1996

                                                                                             Potential Realizable
                                                                                                  Value at
                                                                                                Assumed Annual
                                                                                                Rates of Stock
                                                                                              Price Appreciation
                                                                                                  For Option
                                                                  Individual Grants               Term(1)(2)
                                                                  -----------------               ----------
                               Number of
                              Securities     Percent of Total
                              Underlying     Options/SARs
                             Options/SARs    Granted to        Exercise of
                              Granted(1)  Employees in Fiscal   Base Price   Expiration
         Name                     (#)         Year(3)            ($/Sh)        Date (4)       5% ($)     10% ($)
         (a)                      (b)           (c)                (d)             (e)           (f)       (g)
------------------------------------------------------------- -------------------------------------------------------
Daniel A. Potter...........     270,000        33.7%             $4.3125      05/02/2005           0          0
John M. Bedard.............     150,000        18.7%             $4.3125      05/02/2005           0          0
Christopher J. Gondeck.....      45,000         5.6%             $4.3125      05/02/2005    $122,045   $309,286
------------

(1)    Mr. Potter and Mr. Bedard exercised all outstanding options held by them during fiscal 1996.  Mr. Gondeck did not exercise any options granted during fiscal 1996.

(2) The dollar gains under these columns result from calculations assuming hypothetical growth rates as set by the Commission and are not intended to forecast future price appreciation of the Class A Common Stock.

(3)    In fiscal 1996,  options to purchase a total of 801,000 shares of Class A
       Common Stock were granted to employees of the Company, including executive officers.

(4)    These options are subject to earlier termination upon certain events related to termination of employment.

                                AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 1996
                                           AND FY-END OPTION/SAR VALUES


                                                                 Number of
                                                                Unexercised               Value of
                                                                 Securities             Unexercised
                                                                 Underlying             In-The-Money
                                                                Options/SARs            Options/SARs
                                Shares         Value            at FY-End(#)            at FY-End($)
                              Acquired on   Realized(1)         Exercisable/            Exercisable/
       Name                   Exercise(#)       ($)            Unexercisable(2)        Unexercisable (3)
       (a)                       (b)            (c)                  (d)                     (e)
--------------------------------------------------------------------------------------------------------------------------
Daniel A. Potter...........    270,000       $894,375               0/0                      0/0
John M. Bedard.............    150,000       $496,875               0/0                      0/0
Christopher J. Gondeck.....      3,500       $ 10,938          22,000/49,500           $82,563/$185,063
--------------------------
(1)    The options  exercised by Mr. Potter and Mr.  Bedard  carried an exercise price of  $4.3125.  The  options  exercised  by Mr.  Gondeck  carried  an exercise  price of $4.50.  The last  reported sale price for one share of
       Class A Common  Stock on August 23,  1995,  the date on which all options were exercised, was $7.625.

(2) Mr. Gondeck holds 45,000 options to purchase Class A Common Stock at an exercise price of $4.3125 per share, of which 15,000 were exercisable at the end of fiscal 1996 and 26,500 options to purchase Class A Common
       Stock at an exercise price of $4.50 per share, of which 7,000 were exercisable at the end of fiscal 1996.

(3) In-the-Money options are those options for which the fair market value of the underlying Common Stock is greater than the exercise price of the option. On April 30, 1996, the fair market value of the Company's Class A
       Common Stock underlying the options (as determined by the last sale price quoted on the Nasdaq National Market) was $8.125.


EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, OFFICER LOANS AND CHANGE IN CONTROL ARRANGEMENTS

         In February 1996, the Company entered into employment agreements with Daniel A. Potter, its Chairman and Chief Executive Officer and John Bedard, its President, each of whom also is a Director and a principal stockholder of the Company. The agreements are for three year terms, expiring in February 1999. Mr. Potter and Mr. Bedard are to receive salaries of $300,000 and $200,000, respectively. Such compensation may be increased and bonuses may be awarded at the discretion of the Board of Directors of the Company. Each of Messrs. Potter and Bedard have agreed to devote their full time and best efforts to fulfill their duties and responsibilities to the Company. Each of them will be entitled to participate in employee benefit plans.

         The Company has a right to terminate each of the agreements for "cause" as defined in the agreements or as a result of the employee's disability. Except in the case of termination for cause, upon early termination of the agreements of the Company, each of Messrs. Potter and Bedard shall be entitled to receive their salary plus fringe benefits for 36 months from the date of termination. In the event of a change of control of the Company, Messrs. Potter and Bedard have the option to terminate their employment subject to the provisions of the employment agreements and to receive severance and fringe benefits for 36 months subject to the provisions of their agreements. A "change in control" includes an acquisition of 15% of the voting power of the securities of the Company by any person, certain changes in the composition of the Board of Directors, and an approval by the stockholders of the Company of a merger, consolidation, reorganization, liquidation, dissolution or sale of all or substantially all of the assets of the Company.

         Each of Messrs. Potter and Bedard has agreed not to disclose any confidential information of the Company during the term of his employment or to compete with the Company during the term of his employment or for a period of one year following termination of his employment except in accordance with the employment agreement.

         The Company  has  Recourse  Notes from the  Company's  Chief  Executive
Officer and from the President for approximately $1,852,606 and $1,029,225, respectively, including accrued interest through October 31, 1996. The Recourse Notes were issued by the executives upon their exercise in August 1995 of 420,000 options granted to them under the Stock Option Plans in May 1995 at an exercise price of $4.3125, the fair market value of the stock on the date the options were granted. The Recourse Notes represent the total exercise price of such options plus amounts advanced by the Company to such executives to satisfy then anticipated tax liabilities. The Recourse Notes, which provide for full recourse against the respective officer's personal assets and Company stockholdings, are due and payable in October 1999, and accrue interest at 8% per annum. In the event that the obligors sell shares of the Company's stock, the net proceeds thereof will be applied to payment, in part or in full, of the Recourse Notes. See "Certain Transactions."

         In addition, as of October 31, 1996, the Company has a note receivable from the President of the Company for $30,000 which accrues interest at 8% per annum and is due November 1996. The note represents advances from the Company to the President from January 1994 to April, 1994, together with accrued interest.

COMPENSATION OF DIRECTORS

         Members of the Board of Directors who are not employees of the Company receive $750 for each meeting of the Board of Directors and for each committee meeting of the Board of Directors attended by such Director, in addition to reimbursement of reasonable expenses incurred in attending such meetings, and receive $2,000 for each quarter of service as a Director. Additionally, non-employee Directors receive options under the Formula Plan, as follows: (i) Mr. Kelnberger and Ms. Vaughn each receive options annually in September to purchase 1,500 shares of Class A Common Stock, which vest in two equal annual installments on the first two anniversaries of the date of grant and which are exercisable at a price equal to the fair market value of the Class A Common Stock on the date of grant, provided that each of them is a Director on the date of the grant and each of them has attended at least 75% of the meetings he or she was eligible to attend, and (ii) any non-employee Directors appointed in the future will receive on the date of such appointment, options to purchase 3,000 shares of Class A Common Stock, which will vest in three equal annual installments on the first three anniversaries of the date of grant and which will be exercisable at a price equal to the fair market value of the Class A Common Stock on the date of grant.

                           PRICE RANGE OF COMMON STOCK

         The Company's Class A Common Stock traded on the NASDAQ SmallCap Market from July 1994 until April 1995, and, from April 1995 to date, has traded on the NASDAQ National Market System under the symbol "VUPDA." On November 12, 1996, the last bid price for the Class A Common Stock as reported by NASDAQ was $______ per share.

         The following table sets forth the range of high and low bid prices for the Class A Common Stock as reported by NASDAQ for the periods indicated.

         CLASS A COMMON STOCK
                                                                HIGH             LOW
                                                                ----             ---

         Quarter ended October 31, 1995....................     $ 12 3/4         $7 1/4
         Quarter ended January 31, 1996....................     $  9 3/4         $3 7/8
         Quarter ended April 30, 1996......................     $  8 1/4         $5 1/2
         Quarter ended July 31, 1996.......................     $  9 1/2         $6 3/8
         Quarter ended October 31, 1996....................

         As of November 12, 1996, there were __ stockholders of record of the Company's Class A Common Stock. Management believes that there are approximately ______ beneficial holders of the Company's Class A Common Stock.


                                    DIVIDENDS

         The Company has not paid any dividends on its Common Stock since its inception and management does not anticipate the payment of any dividends to its stockholders in the foreseeable future. The Company currently intends to reinvest earnings, if any, in the development and expansion of its business. The declaration of dividends in the future will be at the election of the Board of Directors and will depend upon the earnings, capital requirements and financial position of the Company, general economic conditions and other pertinent factors.


                              CERTAIN TRANSACTIONS

         Effective August 31, 1995, the Company entered into a Purchase Agreement with Bedard Entertainment, Inc. ("BEI"), a privately held Minnesota corporation that owned and operated three video superstores, and the stockholders of BEI. Under the Purchase Agreement, the Company acquired substantially all of the assets of BEI in exchange for 15,000 shares of Class A Common Stock and the assumption of indebtedness of BEI of approximately $275,000. The stockholders of BEI are Glenn and Deborah Bedard, the brother and sister-in-law of John M. Bedard, the Company's President and a Director.

         On September 2, 1994, the Company entered into an Agreement and Plan of Merger (the "Agreement") with Koonrod, Inc. ("KRI"), a privately held Minnesota corporation that owned and operated two of the Company's franchised superstores, and the stockholders of KRI. Under the Agreement, the Company acquired all of the outstanding capital stock of KRI in exchange for $75,000 in cash and 105,000 shares of the Company's Class A Common Stock, and KRI was merged with and into the Company. All of the outstanding stock of KRI was owned by Donald Potter, the father of Daniel Potter, the Company's Chief Executive Officer and Chairman, and Robert Yager, Vice President of Store Operations and a Director of the Company, the brother-in-law of Daniel Potter, and the son-in-law of Donald Potter. In exchange for their shares of the capital stock of KRI, Donald Potter received 26,250 shares of the Company's Class A Common Stock and $19,200 in cash, and Robert Yager received 78,750 shares of the Company's Class A Common Stock and $55,800 in cash.

         Craig Belisle entered into the Company's standard ten-year franchise agreement in February 1984 for the operation of a superstore in the Twin Cities area. Mr. Belisle recently entered into another standard ten-year franchise agreement that expires in June 2005. Mr. Belisle is the brother- in-law of John
M. Bedard, the Company's President and a Director.

         During fiscal 1996, the Company paid approximately $245,000 to Johnson, West & Co. for accounting services in connection with the Company's acquisitions and for tax preparation services. For the six months ended October 31, 1996, the Company incurred fees of approximately $______ to Johnson, West & Co. for accounting and tax preparation services. Mr. Kelnberger, a Director of the Company, is a member of Johnson, West & Co.

         The Company believes that the above arrangements are on terms at least as favorable as could be obtained from unaffiliated parties.

         The Company  has  Recourse  Notes from the  Company's  Chief  Executive
Officer and from the President for approximately $1,852,606 and $1,029,225, respectively, including accrued interest through October 31, 1996. The Recourse Notes were issued by the executives upon their exercise in August 1995 of 420,000 options granted to them under the Stock Option Plans in May 1995 at an exercise price of $4.3125, the fair market value of the stock on the date the options were granted. The Recourse Notes represent the total exercise price of such options plus amounts advanced by the Company to such executives to satisfy then anticipated tax liabilities. The Recourse Notes, which provide for full recourse against the respective officer's personal assets and Company stockholdings, are due and payable in October 1999, and accrue interest at 8% per annum. In the event that the obligors sell shares of the Company's stock, the net proceeds thereof will be applied to payment, in part or in full, of the Recourse Notes.

         In addition, as of October 31, 1996, the Company has a note receivable from the President of the Company for $30,000 which accrues interest at 8% per annum and is due November 1996. The note represents advances from the Company to the President from January 1994 to April 1994, together with accrued interest.

                                 PROPOSAL NO. 2

                 ACCOUNTING MATTERS AND RATIFICATION OF AUDITORS

         The person named in the enclosed proxy will vote to ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending April 30, 1997 unless otherwise directed by the stockholders. A representative of Ernst & Young LLP is expected to be present at the meeting of stockholders, and will have the opportunity to make a statement and answer questions from stockholders if he or she so desires.

         In July 1993, the Company, in contemplation of its initial public offering, changed its independent auditors, Johnson, West & Company and engaged the services of Ernst & Young LLP as its principal independent accountants. The decision to engage the services of Ernst & Young LLP was approved by the Company's Board of Directors.

         During the two most recent fiscal years and the subsequent interim period, the reports prepared by Ernst & Young LLP on the Company's financial statements contained no adverse opinions or disclaimers of opinion, or modifications as to uncertainty, audit scope, or accounting principles.

         Further, during the two most recent fiscal years and the subsequent interim period, no disagreements existed between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

         None of the "reportable events" described in Item 304(a)(1)(iv) of Regulation S-B occurred with respect to the Company within the two most recent fiscal years and the subsequent interim period preceding such change.

         RECOMMENDATION AND VOTE

         THE SELECTION OF AUDITORS REQUIRES A MAJORITY VOTE OF THE HOLDERS OF COMMON STOCK VOTING TOGETHER AS A SINGLE CLASS. THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE AUDIT COMMITTEE'S SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR FISCAL 1997.

                                 PROPOSAL NO. 3

         APPROVAL OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK

         GENERAL

        The Board of Directors has authorized, subject to stockholder approval as required by the General Corporation Law of the State of Delaware, an amendment to the Company's Restated Certificate of Incorporation, as amended (the "Restated Certificate of Incorporation"), to increase the number of authorized shares of Class A Common Stock from 50,000,000, $.01 par value shares to 60,000,000, $.01 par value shares. The complete text of the amendment to the Restated Certificate of Incorporation (the "Amendment") is set forth below in the form in which it was adopted by the Directors subject to the stockholders approval; however, such text is subject to change as may be required by the Secretary of State of the State of Delaware. If the Amendment is approved by a two-thirds vote of the Company's stockholders, upon filing of the Amendment with the Secretary of State of the State of Delaware, the number of authorized shares of Class A Common Stock authorized by the Restated Certificate of Incorporation will be increased from 50,000,000 shares to 60,000,000 shares, and the aggregate number of shares of authorized stock will be 67,000,000, including 60,000,000 shares of Class A Common Stock, 2,000,000 shares of Class B Common Stock, and 5,000,000 shares of Preferred Stock. The Board of Directors may make any and all changes to the Restated Certificate of Incorporation that it deems necessary to file the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and to give effect to the increase in the authorized Common Stock of the Company.

         At the close of business on November 12, 1996, _____ shares of the Company's Class A Common Stock were issued and outstanding; an aggregate of ______ shares were reserved for issuance upon the exercise of options granted or to be granted under the Stock Option Plans; and ________ shares are reserved for issuance upon the exercise of outstanding Class A and Class B warrants.

         THE AMENDMENT

         Pursuant  to the  provisions  of  Delaware  Corporation  Law,  Title 8,
Section 242, the stockholders of the Company hereby approve and consent to the action proposed by the Board of Directors of the Company that the number of shares of Class A Common Stock, $.01 par value per share, that the Company shall be authorized to issue be increased from 50,000,000 shares to 60,000,000; and that the Restated Certificate of Incorporation be amended by deleting the first paragraph of Article 4 thereof and substituting a new provision therefor, so that, as amended, said first paragraph of Article 4 shall be and read as follows:

         "4. The total number of shares of stock which the Corporation shall have the authority to issue is Sixty-Seven Million (67,000,000) shares, Sixty Million (60,000,000) of which shall be Class A Common Stock, $.01 par value per share, Two Million (2,000,000) of which shall be Class B Common Stock, $.01 par value per share, and Five Million (5,000,000) of which shall be Preferred Stock, $.01 par value per share, amounting in the aggregate to Six Hundred Seventy Thousand and 00/100 Dollars ($670,000.00)."

The remainder of Article 4 is otherwise ratified and confirmed, and the Restated Certificate of Incorporation as so amended and all prior actions of the Board of Directors in connection therewith are, and hereby shall be, ratified, confirmed, adopted and approved.

         PURPOSES AND REASONS FOR THE AMENDMENT

         If the Amendment is approved by the stockholders at the Annual Meeting, an additional 10,000,000 shares of authorized Class A Common Stock will be available and not otherwise reserved for issuance under the Plans, upon the exercise of the Class A Warrants or the Class B Warrants or for other present obligations. These shares will be available for issuance from time to time, for such purposes and consideration, and on such terms, as the Board of Directors may approve, and no further vote of the stockholders of the Company will be required, except as required by Delaware law or the rules, if any, of the securities exchange(s) upon which the Common Stock is listed.

         The Board of Directors of the Company believes it is in the Company's best interest to have such additional shares authorized, as such shares will provide the Company added flexibility in the future to issue Common Stock in connection with acquisitions and to take advantage of opportunities in which the issuance of shares of Common Stock may be deemed advisable. By adopting the Amendment at this time, issuance of shares of Common Stock would be facilitated by eliminating the delay and expense incident to the calling of a special meeting of the Company's stockholders, in cases where such meeting would not otherwise be required, would be avoided. The timing of the actual issuance of additional shares of Common Stock will depend upon market conditions, the specific purpose for which the stock is to be issued and other similar factors. Any additional issuance of Common Stock, including upon the exercise of the Class A or Class B Warrants, would have a dilutive effect on the existing holders of Common Stock. The Company currently has no plans, agreements or commitments for the issuance of Common Stock other than pursuant to the Stock Option Plans or pursuant to current outstanding options, warrants and acquisition agreements.

         The terms of the additional shares of Class A Common Stock for which authorization is sought will be identical to the shares of Class A Common Stock currently authorized and outstanding, and the Amendment will not affect the terms, or the rights of the holders of issued and outstanding shares of Class A Common Stock. However, if such additional authorized shares of Class A Common Stock are subsequently issued to other than existing stockholders, the percentage interest of existing stockholders will be diluted. The issuance of any additional shares will be on terms deemed to be in the best interests of the Company and its stockholders. The Class A Common Stock has no conversion, preemptive or subscription rights and is not redeemable.

         RECOMMENDATION AND VOTE

         APPROVAL OF THE AMENDMENT REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF TWO-THIRDS OF THE SHARES OF COMMON STOCK ISSUED AND OUTSTANDING VOTING TOGETHER AS A SINGLE CLASS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT.


                                 PROPOSAL NO. 4

         PROPOSAL TO APPROVE THE COMPANY'S 1996 STOCK OPTION PLAN

          On June 28, 1996 the Board of Directors proposed and approved the 1996 Plan that provides for the granting to employees, officers, Directors, consultants and non-employees (other than non-employee Directors) of the Company of options to purchase up to 820,000 shares of Class A Common Stock, $.01 par value per share. The Board of Directors believes that the 820,000 shares reserved under the 1996 Plan will be needed in the foreseeable future in order to attract, keep and motivate key employees.

         THE PLAN

         Options under the 1996 Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options. Incentive stock options may be granted only to employees of the Company, while non-qualified options may be issued to non-employee Directors, employees, consultants and any other non-employees of the Company.

         The 1996 Plan is administered by disinterested members (as defined by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended) of the Board of Directors. Their duties involve determining those individuals who shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock that may be purchased under each option, and the option price.

         The per share exercise price of the Class A Common Stock subject to incentive stock options granted pursuant to the 1996 Plan may not be less than the fair market value of the Class A Common Stock on the date the option is granted. The 1996 Plan provides that the aggregate fair market value (determined as of the date the option is granted) of the Class A Common Stock that first becomes exercisable by any employee in any one calendar year pursuant to the exercise of incentive stock options may not exceed $100,000. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to him or her, more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Stockholder") shall be eligible to receive any incentive stock options under the 1996 Plan unless the option price is at least 110% of the fair market value of the Class A Common Stock subject to the option, determined on the date of grant.

         No stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee, the option will be exercisable only by him or her. If an incentive stock option optionee (an "ISO optionee") ceases to be employed by the Company, other than by reason of death or disability, the ISO optionee will have three months after such termination to exercise the option. If an ISO optionee ceases to be employed by the Company by reason of death or disability, his or her ISO may be exercised, to the extent of the number of shares which could have been exercised by the optionee on the date of his or her death or disability, for one year from the date of such death or disability.

         Options under the 1996 Plan must be granted within ten years from the effective date of the 1996 Plan. The incentive stock options granted under the 1996 Plan cannot be exercised more than ten years from the date of grant except that incentive stock options issued to a 10% Stockholder are limited to five year terms.

         All options granted under the 1996 Plan provide for the payment of the exercise price in cash or by delivery to the Company of shares of Class A Common Stock of the Company already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of such methods of payment. Therefore, an optionee may be able to tender shares of Class A Common Stock to purchase additional shares of Class A Common Stock and may theoretically exercise all of his stock options with no additional investment other than his or her original shares.

         Any  unexercised   options  that  expire  or  that  terminate  upon  an
employee's ceasing to be employed with the Company become available once again for issuance.

 FEDERAL INCOME TAX CONSEQUENCES

         Under the 1996 Plan, no tax obligation will arise for the optionee or the Company upon the granting of incentive stock options, or non-qualified stock options whose exercise price is equal to or greater than fair market value. Upon exercise of a non-qualified stock option, an optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value on the date of exercise of the stock acquired over the exercise price of the option. Thereupon, the Company will be entitled to a tax deduction (as a compensation expense) in an amount equal to the ordinary income recognized by the optionee. Any additional gain or loss realized by an optionee on disposition of the stock generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company. The taxable event arising from the exercise of non-qualified stock options by officers of the Company subject to
Section 16(b) of the Securities Exchange Act of 1934, as amended, occurs on the later of the date on which the option is exercised or the date six months after the date the option was granted unless the optionee elects, within thirty (30) days of the date of exercise, to recognize ordinary income as of the date of exercise. The income recognized at the end of any deferred period will include any appreciation in the value of the stock during that period and the capital gain holding period will not begin to run until the completion of such period.

         Upon the exercise of an incentive stock option, an optionee recognizes no immediate taxable income. The tax cost is deferred until the optionee ultimately sells the shares of stock. If the optionee does not dispose of the option shares within two years from the date the option was granted and within one year after the exercise of the option, and the option is exercised no later than three months after the termination of the optionee's employment, the gain on the sale will be treated as long-term capital gain. Subject to limitations in the 1996 Plan, certain of these holdings periods and employment requirements may be liberalized in the event of the optionee's death or disability while employed by the Company. The Company is not entitled to any tax deduction, except that if the stock is not held for the full term of the holding period outlined above, the gain on the sale of such stock, being the lesser of (i) the fair market value of the stock on the date of exercise minus the option price, or (ii) the amount realized on disposition minus the option price, will be taxed to the optionee as ordinary income and the Company will be entitled to a deduction in the same amount. Any additional gain or loss realized by an optionee upon disposition of the stock prior to the expiration of the full term of the holder period outlined above generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company. The "spread" upon exercise of an incentive stock option constitutes a tax preference item within the computation of the "alternative minimum tax"under the Code. The tax benefits which might otherwise accrue to an optionee maybe affected by the imposition of the alternative minimum tax if applicable to the optionee's individual circumstances.

EFFECT OF STOCKHOLDER APPROVAL

         Pursuant to the terms of the 1996 Plan, all provisions relating to incentive stock options ("ISOs") are subject to the approval of the Company's stockholders within 12 months of the date on which the plan was adopted by the Board of Directors. If the 1996 Plan is not approved by the stockholders at the Annual Meeting, all option grants under the 1996 Plan will be of no force or effect.

         Subsequent to April 30, 1996, the Company's Board of Directors has approved the granting of options to purchase up to 669,000 shares of Class A Common Stock under the 1996 Plan at an exercise price equal to the market value at the time of grant to the following executives:

                                                              Number of
         Name                                                   Shares
         ----                                                   ------

         Daniel A. Potter....................................   300,000
         John M. Bedard......................................   165,000
         Christopher J. Gondeck..............................    60,000
         Daniel C. Howard....................................    36,000
         Richard Bedard......................................    36,000
         Bruce D. Carlson....................................    36,000
         Michael G. Schifsky.................................    36,000

         RECOMMENDATION AND VOTE

         APPROVAL OF THE 1996 PLAN REQUIRES A MAJORITY VOTE OF THE HOLDERS OF COMMON STOCK VOTING TOGETHER AS A SINGLE CLASS. THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 1996 PLAN.


                                VOTING AT MEETING

         The Board of Directors has fixed Tuesday, November 12, 1996, as the record date for the determination of stockholders entitled to vote at this meeting. At the close of business on that date, _________ shares of Class A Common Stock and 2,000,000 shares of Class B Common Stock were outstanding and entitled to vote.

                             SOLICITATION OF PROXIES

         The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, officers and employees of the Company may solicit in person or by telephone. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

                               REVOCATION OF PROXY

         Subject to the terms and conditions set forth herein, all proxies received by the Company will be effective, notwithstanding any transfer of the shares to which such proxies relate, unless prior to the meeting the Company receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

                              STOCKHOLDER PROPOSALS

         In order to be included in proxy material for the 1997 Annual Meeting, stockholders' proposed resolutions must be received by the Company on or before March 31, 1997. The Company suggests that proponents submit their proposals by certified mail, return receipt requested, addressed to the Chief Executive Officer of the Company. All proposals must comply with applicable Securities and Exchange Commission rules and regulations.


                                  ANNUAL REPORT

         The Company is providing to each stockholder, without charge, a copy of the Company's annual report, including the financial statements for the Company's most recent fiscal year ended April 30, 1996.

                                  MISCELLANEOUS

         Management does not know of any other matters which may come before this meeting. However, if any other matters are properly presented to the meeting, it is the intention of the person named in the accompanying proxy to vote, or otherwise act, in accordance with his judgement on such matters.

                                              By Order of the Board of Directors

                                              Daniel C. Howard
                                              Secretary


St. Paul, Minnesota
November 13, 1996










         MANAGEMENT HOPES THAT THE STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                               VIDEO UPDATE, INC.

                             1996 STOCK OPTION PLAN


                                    ARTICLE I

                               Purpose of the Plan

         The purpose of this Plan is to encourage and enable employees, consultants, directors and others who are in a position to make significant contributions to the success of VIDEO UPDATE, INC. and of its affiliated corporations upon whose judgment, initiative and efforts the Corporation depends for the successful conduct of its business, to acquire a closer identification of their interests with those of the Corporation by providing them with opportunities to purchase stock in the Corporation pursuant to options granted hereunder, thereby stimulating their efforts on behalf of the Corporation and strengthening their desire to remain involved with the Corporation. Any employee, consultant or advisor designated to participate in the Plan is referred to as a "Participant."


                                   ARTICLE II

                                   Definitions

         2.1 "Affiliated Corporation" means any stock corporation of which a majority of the voting common or capital stock is owned directly or indirectly by the Corporation.

         2.2  "Award" means an Option granted under Article V.

         2.3 "Board" means the Board of Directors of the Corporation or, if one or more has been appointed, a Committee of the Board of Directors of the Corporation.

         2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.







         2.5 "Committee" means a Committee of not less than two members of the Board appointed by the Board to administer the Plan.

         2.6 "Corporation" means VIDEO UPDATE, INC., a Delaware corporation, or its successor.

         2.7 "Employee" means any person who is a regular full-time or part-time employee of the Corporation or an Affiliated Corporation on or after May 1, 1995.

         2.8 "Incentive Stock Option" ("ISO") means an option that qualifies as an incentive stock option as defined in Section 422 of the Code, as amended.

         2.9 "Non-Qualified Option" means any option not intended to qualify as an Incentive Stock Option.

         2.10 "Option" means an Incentive Stock Option or Non-Qualified Option granted by the Board under Article V of this Plan in the form of a right to purchase Stock evidenced by an instrument containing such provisions as the Board may establish. Except as otherwise expressly provided with respect to an Option grant, no Option granted pursuant to the Plan shall be an Incentive Stock Option.

         2.11 "Participant" means a person selected by the Committee to receive an award under the Plan.

         2.12  "Plan" means this 1996 Stock Option Plan.

         2.13 "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

         2.14 "Restricted Period" means the period of time selected by the Committee during which an award may be forfeited by the person.

         2.15 "Stock" means the Common Stock, $.01 par value, of the Corporation or any successor, including any adjustments in the event of changes in capital structure of the type described in Article IX.



                                   ARTICLE III

                           Administration of the Plan

         3.1 Administration by Board. This Plan shall be administered by the Board of Directors of the Corporation. The Board may, from time to time, delegate any of its functions under this plan to one or more Committees. All references in this Plan to the Board shall also include the Committee or Committees, if one or more have been appointed by the Board. From time to time the Board may increase the size of the Committee or committees and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee or committees and thereafter directly administer the Plan. No member of the Board or a committee shall be liable for any action or determination made in good faith with respect to the Plan or any options granted under it.

         If a Committee is appointed by the Board, a majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of Committee members. On or after registration of the Stock under the Securities Exchange Act of 1934, the Board shall delegate the power to select directors and officers to receive Awards under the Plan, and the timing, pricing and amount of such Awards to a Committee, all members of which shall be "disinterested persons" within the meaning of Rule 16b-3 under that Act.

         3.2 Powers. The Board of Directors and/or any committee appointed by the Board shall have full and final authority to operate, manage and administer the Plan on behalf of the Corporation.
This authority includes, but is not limited to:

          (a)      The power to grant Awards conditionally or unconditionally,

          (b) The power to prescribe the form or forms of any instruments evidencing Awards granted under this Plan,

          (c)      The power to interpret the Plan,

          (d) The power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe and rescind regulations for interpretation, management and administration of the Plan,

          (e) The power to delegate responsibility for Plan operation, management and administration on such terms, consistent with the Plan, as the Board may establish,

          (f) The power to delegate to other persons the responsibility of performing ministerial acts in furtherance of the Plan's purpose, and

          (g) The power to engage the services of persons, companies, or organizations in furtherance of the Plan's purpose, including but not limited to, banks, insurance companies, brokerage firms and consultants.

         3.3 Additional Powers. In addition, as to each Option to buy Stock of the Corporation, the Board shall have full and final authority in its discretion: (a) to determine the number of shares of Stock subject to each Option; (b) to determine the time or times at which Options will be granted; (c) to determine the option price of the shares of Stock subject to each Option, which price shall be not less than the minimum price specified in Article V of this Plan; (d) to determine the time or times when each Option shall become exercisable and the duration of the exercise period (including the acceleration of any exercise period), which shall not exceed the maximum period specified in
Article V; (e) to determine whether each Option granted shall be an Incentive Stock Option or a Non- qualified Option; and (f) to waive compliance by a Participant with any obligation to be performed by him under an Option, to waive any condition or provision of an Option, and to amend or cancel any Option (and if an Option is cancelled, to grant a new Option on such terms as the Board may specify), except that the Board may not take any action with respect to an outstanding option that would adversely affect the rights of the Participant under such Option without such Participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Article XI.

         In no event may the Company grant an Employee any Incentive Stock Option that is first exercisable during any one calendar year to the extent the aggregate fair market value of the Stock

(determined at the time the options are granted) exceeds $100,000 (under all stock option plans of the Corporation and any Affiliated Corporation); provided, however, that this paragraph shall have no force and effect if its inclusion in the Plan is not necessary for Incentive Stock Options issued under the Plan to qualify as such pursuant to Section 422(d)(1) of the Code.



                                   ARTICLE IV

                                   Eligibility

         4.1       Eligible Employees.  All Employees  (including  Directors who
are  Employees)  are  eligible  to  be  granted   Incentive   Stock  Option  and
Non-Qualified Option Awards under this Plan.

         4.2 Consultants, Directors and other Non-Employees. Any Consultant, Director (whether or not an Employee) and any other Non-Employee is eligible to be granted Non-Qualified Option Awards under the Plan, provided the person has not irrevocably elected to be ineligible to participate in the Plan.

         4.3 Relevant Factors. In selecting individual Employees, Consultants, Directors and other Non-Employees to whom Awards shall be granted, the Board shall weigh such factors as are relevant to accomplish the purpose of the Plan as stated in Article I. An individual who has been granted an Award may be granted one or more additional Awards, if the Board so determines. The granting of an Award to any individual shall neither entitle that individual to, nor disqualify him from, participation in any other grant of Awards.


                                    ARTICLE V

                               Stock Option Awards

         5.1 Number of Shares. Subject to the provisions of Article IX of this Plan, the aggregate number of shares of Stock for which Options may be granted under this Plan shall not exceed 820,000 shares. The shares to be delivered upon exercise of Options under this Plan shall be made available, at the discretion of the Board, either from authorized but unissued shares or from previously issued and reacquired shares of Stock held by the Corporation as treasury shares, including shares purchased in the open market.

         Stock issuable upon exercise of an option granted under the Plan may be
subject  to  such   restrictions  on  transfer,   repurchase   rights  or  other
restrictions as shall be determined by the Board of Directors.

         5.2 Effect of Expiration, Termination or Surrender. If an Option under this Plan shall expire or terminate unexercised as to any shares covered thereby, or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Options under the Plan, such shares shall thereafter be available for the granting of other Options under this Plan.

         5.3 Term of Options. The full term of each Option granted hereunder shall be for such period as the Board shall determine. In the case of Incentive Stock Options granted hereunder, the term shall not exceed ten (10) years from the date of granting thereof. Each Option shall be subject to earlier termination as provided in Sections 6.3 and 6.4. Notwithstanding the foregoing, the term of options intended to qualify as "Incentive Stock Options" shall not exceed five (5) years from the date of granting thereof if such option is granted to any employee who at the time such option is granted owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation.

         5.4 Option Price. The Option price shall be determined by the Board at the time any Option is granted. In the case of Incentive Stock Options, the exercise price shall not be less than l00% of the fair market value of the shares covered thereby at the time the Incentive Stock Option is granted (but in no event less than par value), provided that no Incentive Stock Option shall be granted hereunder to any Employee if at the time of grant the Employee, directly or indirectly, owns Stock possessing more than 10% of the combined voting power of all classes of stock of the Corporation and its Affiliated Corporations unless the Incentive Stock Option price equals not less than 110% of the fair market value of the shares covered thereby at the time the Incentive Stock Option is granted. In the case of Non-Qualified Stock Options, the exercise price shall not be less than par value.

         5.5 Fair Market Value. "Fair market value" shall be deemed to be the fair value of the Stock as determined in good faith by the Board after taking into consideration all factors that it deems appropriate, including without limitation, recent sale and offer prices of the Stock in private transactions negotiated at arm's length. If, at the time an Option is granted under the Plan, the Corporation's Stock is publicly traded, then "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Stock on the principal national securities exchange on which the Stock is traded, if the Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Stock on the NASDAQ National Market List, if the Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Stock is not reported on the NASDAQ National Market List.

          5.6 Non-Transferability of Options. No Option granted under this Plan shall be transferable by the grantee otherwise than by will or the laws of descent and distribution, and such Option may be exercised during the grantee's lifetime only by the grantee.

          5.7 Foreign Nationals. Awards may be granted to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

                                   ARTICLE VI

                               Exercise of Option

         6.1 Exercise. Each Option granted under this Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the instrument evidencing such Option. The Board shall have the right to accelerate the date of exercise of any option, provided that, the Board shall not accelerate the exercise date of any Incentive Stock Option granted if such acceleration would violate the annual vesting limitation contained in Section 422(d)(1) of the Code.

         6.2 Notice of Exercise. A person electing to exercise an Option shall give written notice to the Corporation of such election and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full purchase price of the shares he or she has elected to purchase. The purchase price can be paid partly or completely in shares of the
Corporation's stock valued at Fair Market Value as defined in Section 5.5 hereof, or by any such other lawful consideration as the Board may determine. Until such person has been issued a certificate or certificates for the shares so purchased, he or she shall possess no rights of a record holder with respect to any of such shares.

          6.3 Option Unaffected by Change in Duties. No Incentive Stock Option (and, unless otherwise determined by the Board of Directors, no
Non-Qualified Option granted to a person who is, on the date of the grant, an Employee of the Corporation or an Affiliated Corporation) shall be affected by any change of duties or position of the optionee (including transfer to or from an Affiliated Corporation), so long as he or she continues to be an Employee. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Corporation or any Affiliated Corporation to continue the employment of the optionee after the approved period of absence.

         If the optionee shall cease to be an Employee for any reason other than death, such Option shall thereafter be exercisable only to the extent of the purchase rights, if any, which have accrued as of the date of such cessation; provided that (i) the Board may provide in the instrument evidencing any Option that the Board may in its absolute discretion, upon any such cessation of employment, determine (but be under no obligation to determine) that such accrued purchase rights shall be deemed to include additional shares covered by such Option; and (ii) unless the Board shall otherwise provide in the instrument evidencing any Option, upon any such cessation of employment, such remaining rights to purchase shall in any event terminate upon the earlier of (A) the expiration of the original term of the Option; or (B) where such cessation of employment is on account of disability, the expiration of one year from the date of such cessation of employment and, otherwise, the expiration of three months from such date. For purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code.

         In the case of a Participant who is not an employee, provisions relating to the exercisability of an Option following termination of service shall be specified in the award. If not so specified, all Options held by such Participant shall terminate on termination of service to the Corporation.

         6.4 Death of Optionee. Should an optionee die while in possession of the legal right to exercise an Option or Options under this Plan, such persons as shall have acquired, by will or by the laws of descent and distribution, the right to exercise any Options theretofore granted, may, unless otherwise provided by the Board in any instrument evidencing any Option, exercise such Options at any time prior to one year from the date of death; provided, that such Option or Options shall expire in all events no later than the last day of the original term of such Option; provided, further, that any such exercise shall be limited to the purchase rights which have accrued as of the date when the optionee ceased to be an Employee, whether by death or otherwise, unless the Board provides in the instrument evidencing such Option that, in the discretion of the Board, additional shares covered by such Option may become subject to purchase immediately upon the death of the optionee.



                                  ARTICLE VII

                          Reporting Person Limitations

         To the extent required to qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934, and any successor provision, at least six months must elapse from the date of acquisition of an Option by a Reporting Person to the date of disposition of such Option (other than upon exercise) or its underlying Common Stock.


                                  ARTICLE VIII

                         Terms and Conditions of Options

         Options shall be evidenced by instruments (which need not be identical) in such forms as the Board may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Articles V and VI hereof and may contain such other provisions as the Board deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Board may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to Incentive Stock Options, or to such other termination and cancellation provisions as the Board may determine. The Board may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Corporation to execute and deliver such instruments. The proper officers of the Corporation are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.


                                   ARTICLE IX

                                  Benefit Plans

         Awards under the Plan are discretionary and are not a part of regular salary. Awards may not be used in determining the amount of compensation for any purpose under the benefit plans of the Corporation, or an Affiliated Corporation, except as the Board may from time to time expressly provide. Neither the Plan, an Option or any instrument evidencing an Option confers upon any Participant any right to continue as an employee of, or consultant or advisor to, the Company or an Affiliated Corporation or affect the right of the Corporation or any Affiliated Corporation to terminate them at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profits granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a Participant even if the termination is in violation of an obligation of the Corporation to the Participant by contract or otherwise.

                                    ARTICLE X

                      AMENDMENT, SUSPENSION OR TERMINATION

                                   OF THE PLAN

         The Board may suspend the Plan or any part thereof at any time or may terminate the Plan in its entirety. Awards shall not be granted after Plan termination.

         The Board may also amend the Plan from time to time, except that amendments which affect the following subjects must be approved by stockholders of the Corporation:

         (a) Except as provided in Article XI relative to capital changes, the number of shares as to which Options may be granted pursuant to Article V;

         (b)      The maximum term of Options granted;

         (c)      The minimum price at which Options may be granted;

         (d)      The term of the Plan; and

         (e) The requirements as to eligibility for participation in the Plan.

         Awards granted prior to suspension or termination of the Plan may not be cancelled solely because of such suspension or termination, except with the consent of the grantee of the Award.

                                   ARTICLE XI

                          CHANGES IN CAPITAL STRUCTURE

         The instruments evidencing Options granted hereunder shall be subject to adjustment in the event of changes in the outstanding Stock of the Corporation by reason of Stock dividends, Stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of an Award to the same extent as would affect an actual share of Stock issued and outstanding on the effective date of such change. Such adjustment to outstanding Options shall be made without change in the total price applicable to the unexercised portion of such options, and a corresponding adjustment in the applicable option price per share shall be made. In the event of any such change, the aggregate number and classes of shares for which Options may thereafter be granted under Section 5.1 of this Plan may be appropriately adjusted as determined by the Board so as to reflect such change.

         Notwithstanding  the foregoing,  any adjustments  made pursuant to this
Article XI with respect to Incentive Stock Options shall be made only after the Board, after consulting with counsel for the Corporation, determines whether such adjustments would constitute a "modification" of such Incentive Stock Options (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such Incentive Stock Options. If the Board determines that such adjustments made with respect to Incentive Stock Options would constitute a modification of such Incentive Stock Options, it may refrain from making such adjustments.

         In the event of the proposed dissolution or liquidation of the Corporation, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board.

         Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Corporation.

         No fractional shares shall be issued under the Plan and the optionee shall receive from the Corporation cash in lieu of such fractional shares.

                                   ARTICLE XII

                       EFFECTIVE DATE AND TERM OF THE PLAN

         The Plan shall become effective on June 28, 1996. The Plan shall continue until such time as it may be terminated by action of the Board or the Committee; provided, however, that no Options may be granted under this Plan on or after the tenth anniversary of the effective date hereof.

                                  ARTICLE XIII

                      CONVERSION OF ISOS INTO NON-QUALIFIED

                          OPTIONS; TERMINATION OF ISOS

         The Board, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's Incentive Stock Options, that have not been exercised on the date of conversion, into Non-Qualified Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the optionee is an employee of the Corporation or an Affiliated Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of such Options. At the time of such conversion, the Board or the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board or the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's Incentive Stock Options converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board or the Committee takes appropriate action. The Board, with the consent of the optionee, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

                                   ARTICLE XIV

                              APPLICATION OF FUNDS

         The proceeds received by the Corporation from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

                                   ARTICLE XV

                             GOVERNMENTAL REGULATION

         The Corporation's obligation to sell and deliver shares of Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

                                   ARTICLE XVI

                     WITHHOLDING OF ADDITIONAL INCOME TAXES

         Upon the exercise of a Non-Qualified Option or the making of a Disqualifying Disposition (as defined in Article XVI) the Corporation, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Board in its discretion may condition the exercise of an Option on the payment of such additional withholding taxes.

                                  ARTICLE XVII

                 NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION

         Each employee who receives an Incentive Stock Option must agree to notify the Corporation in writing immediately after the employee makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option. A Disqualifying Disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the date the employee was granted the Incentive Stock Option or (b) one year after the date the employee acquired Stock by exercising the Incentive Stock Option. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

                                  ARTICLE XVIII

                           GOVERNING LAW; CONSTRUCTION

         The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the State of Delaware (without regard to the conflict of law principles thereof). In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                               VIDEO UPDATE, INC.
                     PROXY OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 17, 1996
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         THE UNDERSIGNED hereby appoints Daniel A. Potter as Proxy, with full power of substitution, to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of VIDEO UPDATE, INC. (the "Corporation") to be held at the Corporation's principal place of business, 3100 World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101, on Tuesday, December 17, 1996 at 10:00 a.m., and at any adjournment or adjournments thereof, upon and with respect to all shares of the Class A Common Stock of the Corporation to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs Daniel A. Potter to vote in accordance with his judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of the Annual Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such Notice as specified by the undersigned:

(1) Proposal to elect six (6) members of the Board of Directors of the Corporation, each of whom is currently serving as a Director of the
         Corporation:

Daniel A. Potter                    o   FOR                 o   AGAINST                 o   WITHHOLD VOTE
John M. Bedard                      o   FOR                 o   AGAINST                 o   WITHHOLD VOTE
Daniel C. Howard                    o   FOR                 o   AGAINST                 o   WITHHOLD VOTE
Robert E. Yager                     o   FOR                 o   AGAINST                 o   WITHHOLD VOTE
Paul M. Kelnberger                  o   FOR                 o   AGAINST                 o   WITHHOLD VOTE
Jana Webster Vaughn                 o   FOR                 o   AGAINST                 o   WITHHOLD VOTE

(2) Proposal to ratify the selection of Ernst & Young LLP as independent auditors of the Corporation for the fiscal year ending April 30, 1997.

         o   FOR                   o   AGAINST                    o   ABSTAIN

(3) Proposal to approve an amendment to the Corporation's Restated Certificate of Incorporation to increase from 50,000,000 to 60,000,000 the aggregate number of authorized shares of Class A Common Stock of the Corporation.

         o   FOR                   o   AGAINST                    o   ABSTAIN







(4) Proposal to approve the Corporation's 1996 Stock Option Plan under which an aggregate of 820,000 shares of Class A Common Stock of the Corporation will be reserved for issuance.

         o   FOR                   o   AGAINST                    o   ABSTAIN

         MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 and 4.

(5) In the Corporation's discretion to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR AND IN FAVOR OF THE ITEMS SET FORTH ABOVE UNLESS A CONTRARY SPECIFICATION IS MADE.

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears below.

                                                     Dated:               , 1996

                                                     ---------------------------
                                                             Signature

                                                     ---------------------------
                                                      Signature if held jointly

                                                     ---------------------------
                                                            Printed Name


                                                     ---------------------------

                                                     ---------------------------
                                                              Address



Note: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the person named on the stock certificate has died, please submit evidence of your authority. If a corporation, please sign in full corporate name by the President or authorized officer and indicate the signer's office. If a partnership, please sign in partnership name by authorized person.